Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces Results

for the Fourth Quarter and Year Ended December 31, 2015

SAN JOSE, California, February 4, 2016--Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance power solutions, today announced financial results for the quarter and year ended December 31, 2015.

The results for the quarter ended December 31, 2015 are as follows:

●	Net revenue was $86.9 million, a 4.7% decrease from $91.2 million in the third quarter of 2015 and a 14.8% increase from $75.7 million in the fourth quarter of 2014.
●	GAAP gross margin was 54.0%, compared with 54.1% in the fourth quarter of 2014.
●

Non-GAAP gross margin(1) was 55.0%, excluding the impact of $0.3 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets, compared with 54.9% in the fourth quarter of 2014, excluding the impact of $0.2 million for stock-based compensation expense and $0.4 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $35.1 million, compared with $31.8 million for the quarter ended December 31, 2014.
●

Non-GAAP(1) operating expenses were $25.3 million, excluding $12.0 million for stock-based compensation expense, $0.3 million for deferred compensation plan expense and a credit of $2.5 million related to the change in fair value of contingent consideration, compared with $23.3 million, excluding $8.3 million for stock-based compensation expense and $0.2 million for deferred compensation plan expense, for the quarter ended December 31, 2014.

●	GAAP operating income was $11.8 million, compared with $9.2 million for the quarter ended December 31, 2014.
●

Non-GAAP(1) operating income was $22.5 million, excluding $12.4 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets, $0.3 million for deferred compensation plan expense and a credit of $2.5 million related to the change in fair value of contingent consideration, compared with $18.3 million, excluding $8.6 million for stock-based compensation expense, $0.4 million for the amortization of acquisition-related intangible assets and $0.1 million for deferred compensation plan expense, for the quarter ended December 31, 2014.

●

GAAP net income was $10.1 million and GAAP earnings per share were $0.24 per diluted share. Comparatively, GAAP net income was $8.9 million and GAAP earnings per share were $0.22 per diluted share for the quarter ended December 31, 2014.

●

Non-GAAP(1) net income was $21.1 million and non-GAAP earnings per share were $0.51 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense, a credit related to the change in fair value of contingent consideration and related tax effects, compared with non-GAAP net income of $17.2 million and non-GAAP earnings per share of $0.43 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, for the quarter ended December 31, 2014.

The results for the year ended December 31, 2015 are as follows:

●	Net revenue was $333.1 million, a 17.9% increase from $282.5 million for the year ended December 31, 2014.
●	GAAP gross margin was 54.1%, compared with 54.0% for the year ended December 31, 2014.
●

Non-GAAP gross margin(1) was 55.0%, excluding the impact of $1.2 million for stock-based compensation expense and $1.8 million for the amortization of acquisition-related intangible assets, compared with 54.6% for the year ended December 31, 2014, excluding the impact of $0.9 million for stock-based compensation expense and $0.7 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $139.1 million, compared with $117.3 million for the year ended December 31, 2014.
●

Non-GAAP(1) operating expenses were $101.4 million, excluding $40.4 million for stock-based compensation expense, $0.2 million for deferred compensation plan income and a credit of $2.5 million related to the change in fair value of contingent consideration, compared with $84.0 million, excluding $32.6 million for stock-based compensation expense, $0.6 million for acquisition-related transaction costs and $0.1 million for deferred compensation plan expense, for the year ended December 31, 2014.

●	GAAP operating income was $41.1 million, compared with $35.3 million for the year ended December 31, 2014.
●

Non-GAAP(1) operating income was $81.7 million, excluding $41.6 million for stock-based compensation expense, $1.8 million for the amortization of acquisition-related intangible assets, $0.2 million for deferred compensation plan income and a credit of $2.5 million related to the change in fair value of contingent consideration, compared with $70.1 million, excluding $33.4 million for stock-based compensation expense, $0.6 million for acquisition-related transaction costs, $0.7 million for the amortization of acquisition-related intangible assets and $0.1 million for deferred compensation plan expense, for the year ended December 31, 2014.

●

GAAP net income was $35.2 million and GAAP earnings per share were $0.86 per diluted share. Comparatively, GAAP net income was $35.5 million and GAAP earnings per share were $0.89 per diluted share for the year ended December 31, 2014.

●

Non-GAAP(1) net income was $77.2 million and non-GAAP earnings per share were $1.89 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense, a credit related to the change in fair value of contingent consideration and related tax effects, compared with non-GAAP net income of $65.8 million and non-GAAP earnings per share of $1.65 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related transaction costs, net deferred compensation plan income and related tax effects, for the year ended December 31, 2014.

The following is a summary of revenue by end market for the periods indicated, estimated based on MPS’s assessment of available end market data (in millions):

	Three Months Ended December 31,		Year Ended December 31,
End Market	2015	2014	2015	2014
Communication	$15.8	$17.8	$65.1	$64.6
Storage and Computing	14.6	12.0	56.6	46.1
Consumer	38.6	32.6	145.1	122.8
Industrial	17.9	13.3	66.3	49.0
Total	$86.9	$75.7	$333.1	$282.5

The following is a summary of revenue by product family for the periods indicated (in millions):

	Three Months Ended December 31,		Year Ended December 31,
Product Family	2015	2014	2015	2014
DC to DC	$77.5	$67.8	$299.8	$253.1
Lighting Control	9.4	7.9	33.3	29.4
Total	$86.9	$75.7	$333.1	$282.5

“In 2015, we continued to deliver,” said Michael Hsing, CEO and founder of MPS. “We have great expectations for the future.”

Business Outlook

The following are MPS’ financial targets for the first quarter ending March 31, 2016:

●	Revenue in the range of $81 million to $85 million.

●

GAAP gross margin between 53.5% and 54.5%. Non-GAAP(1) gross margin between 54.5% and 55.5%. This excludes an estimated impact of stock-based compensation expenses of 0.4% and amortization of acquisition-related intangible assets of 0.6%.

●

GAAP R&D and SG&A expenses between $36 million and $39 million. Non-GAAP(1) R&D and SG&A expenses between $25.4 million and $26.4 million. This excludes an estimate of stock-based compensation expenses in the range of $10.6 million to $12.6 million.

●	Total stock-based compensation expense of $11 million to $13 million.

●	Litigation expenses of $150,000 to $250,000.

●	Other income of $200,000 to $300,000 before foreign exchange gains or losses.

●	Fully diluted shares outstanding between 41.2 million and 42.2 million before shares buyback.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses and non-GAAP operating income differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses and operating income determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related transaction costs, deferred compensation plan income/expense, change in fair value of contingent consideration and related tax effects. Non-GAAP gross margin exclude the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Non-GAAP operating expenses exclude the effect of stock-based compensation expense, acquisition-related transaction costs, deferred compensation plan income/expense and change in fair value of contingent consideration. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related transaction costs, deferred compensation plan income/expense and change in fair value of contingent consideration. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter and year ended December 31, 2015 results at 2:00 p.m. PT / 5:00 p.m. ET, February 4, 2016. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 26447652. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, amortization of acquisition-related intangible assets, litigation expenses, other income and diluted shares outstanding for the quarter ending March 31, 2016, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, expected revenue growth and the prospects of our new product families, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product release development; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; our ability to manage our inventory levels; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS’ Securities and Exchange Commission (SEC) filings, including, but not limited to, its annual report on Form 10-K filed with the SEC on March 2, 2015 and quarterly report on Form 10-Q filed with the SEC on October 28, 2015.

The forward-looking statements in this press release represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael R. Hsing in 1997 and is headquartered in San Jose, CA. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

###

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Meera Rao

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$90,860	$126,266
Short-term investments	144,103	112,452
Accounts receivable, net	30,830	25,630
Inventories	63,209	40,918
Prepaid expenses and other current assets	2,926	2,646
Total current assets	331,928	307,912
Property and equipment, net	65,359	62,942
Long-term investments	5,361	5,389
Goodwill	6,571	6,571
Acquisition-related intangible assets, net	5,053	6,812
Deferred tax assets, net	672	1,283
Other long-term assets	16,341	8,457
Total assets	$431,285	$399,366

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,487	$13,138
Accrued compensation and related benefits	9,812	9,020
Accrued liabilities	19,984	14,703
Total current liabilities	43,283	36,861
Deferred tax and other tax liabilities	2,941	5,876
Other long-term liabilities	16,545	10,204
Total liabilities	62,769	52,941
Stockholders' equity:
Common stock, $0.001 par value; shares authorized:
150,000; shares issued and outstanding: 39,689 and 38,832 as of December 31, 2015 and December 31, 2014, respectively	265,763	240,500
Retained earnings	101,287	100,114
Accumulated other comprehensive income	1,466	5,811
Total stockholders’ equity	368,516	346,425
Total liabilities and stockholders’ equity	$431,285	$399,366

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Revenue	$86,918	$75,703	$333,067	$282,535
Cost of revenue	40,001	34,744	152,898	129,917
Gross profit	46,917	40,959	180,169	152,618
Operating expenses:
Research and development	16,734	14,941	65,787	58,590
Selling, general and administrative	18,107	16,787	72,312	66,755
Litigation expense (benefit), net	283	66	1,000	(8,027)
Total operating expenses	35,124	31,794	139,099	117,318
Income from operations	11,793	9,165	41,070	35,300
Interest and other income, net	550	407	1,421	1,092
Income before income taxes	12,343	9,572	42,491	36,392
Income tax provision	2,233	712	7,319	897
Net income	$10,110	$8,860	$35,172	$35,495

Net income per share:
Basic	$0.26	$0.23	$0.89	$0.92
Diluted	$0.24	$0.22	$0.86	$0.89
Weighted-average shares outstanding:
Basic	39,615	38,807	39,470	38,686
Diluted	41,445	40,321	40,869	39,793

Cash dividends declared per common share	$0.20	$0.15	$0.80	$0.45

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Cost of revenue	$336	$234	$1,166	$903
Research and development	3,102	2,381	11,156	9,019
Selling, general and administrative	8,934	5,967	29,241	23,532
Total stock-based compensation expense	$12,372	$8,582	$41,563	$33,454

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Net income	$10,110	$8,860	$35,172	$35,495
Net income as a percentage of revenue	11.6%	11.7%	10.6%	12.6%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	12,372	8,582	41,563	33,454
Change in fair value of contingent consideration	(2,507)	-	(2,507)	-
Amortization of acquisition-related intangible assets	512	367	1,759	672
Acquisition-related transaction costs	-	-	-	622
Deferred compensation plan expense (income)	98	56	175	(53)
Tax effect	522	(681)	1,058	(4,435)
Non-GAAP net income	$21,107	$17,184	$77,220	$65,755
Non-GAAP net income as a percentage of revenue	24.3%	22.7%	23.2%	23.3%

Non-GAAP net income per share:
Basic	$0.53	$0.44	$1.96	$1.70
Diluted	$0.51	$0.43	$1.89	$1.65

Shares used in the calculation of non-GAAP net income per share:
Basic	39,615	38,807	39,470	38,686
Diluted	41,445	40,321	40,869	39,793

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Gross profit	$46,917	$40,959	$180,169	$152,618
Gross margin	54.0%	54.1%	54.1%	54.0%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	336	234	1,166	903
Amortization of acquisition-related intangible assets	512	367	1,759	672
Non-GAAP gross profit	$47,765	$41,560	$183,094	$154,193
Non-GAAP gross margin	55.0%	54.9%	55.0%	54.6%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Total operating expenses	$35,124	$31,794	$139,099	$117,318

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(12,036)	(8,348)	(40,397)	(32,551)
Change in fair value of contingent consideration	2,507	-	2,507	-
Acquisition-related transaction costs	-	-	-	(622)
Deferred compensation plan (expense) income	(290)	(175)	200	(66)
Non-GAAP operating expenses	$25,305	$23,271	$101,409	$84,079

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Total operating income	$11,793	$9,165	$41,070	$35,300
Operating income as a percentage of revenue	13.6%	12.1%	12.3%	12.5%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	12,372	8,582	41,563	33,454
Change in fair value of contingent consideration	(2,507)	-	(2,507)	-
Amortization of acquisition-related intangible assets	512	367	1,759	672
Acquisition-related transaction costs	-	-	-	622
Deferred compensation plan expense (income)	290	175	(200)	66
Non-GAAP operating income	$22,460	$18,289	$81,685	$70,114
Non-GAAP operating income as a percentage of revenue	25.8%	24.2%	24.5%	24.8%

2016 FIRST QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited)

	Three Months Ending
	March 31, 2016
	Low	High
Gross margin	53.5%	54.5%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.4%	0.4%
Amortization of acquisition-related intangible assets	0.6%	0.6%
Non-GAAP gross margin	54.5%	55.5%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending
	March 31, 2016
	Low	High
R&D and SG&A expense	$36,000	$39,000
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(10,600)	(12,600)
Non-GAAP R&D and SG&A expense	$25,400	$26,400